UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2007
180 CONNECT INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51456	20-2650200
(Commission File No.)	(IRS Employer Identification No.)
6501 E. Belleview Avenue
Englewood, Colorado 80111
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 395-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment No. 1 on Form 8-K/A is filed to amend the Current Report on Form 8-K of 180 Connect Inc. (the “Company”) filed on August 30, 2007 (the “Initial Filing”) solely in order to (i) clarify the disclosure in Item 2.04 regarding the status of payments to be made to Midsummer Investment, Ltd., (ii) to clarify and revise the disclosure in Item 4.01 regarding the change in the Company’s certifying accountant, and (iii) to file as Exhibit 16.1 a letter from Eisner LLP with respect to the revised disclosure in Item 4.01.
     The other Items to the Initial Filing remain unchanged and are not restated herein.
     Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     As set forth above in Item 2.01, the Company consummated the Arrangement with 180 Connect (Canada) on August 24, 2007. Pursuant to the convertible debentures of 180 Connect (Canada), which were assumed by the Company in connection with the Arrangement, as set forth above in Item 1.01, the consummation of the arrangement by 180 Connect (Canada) constituted an event of default under the convertible debentures. On August 29, 2007, each of the three holders of the convertible debentures provided the Company with notice of acceleration.
     On August 29, 2007, the Company paid each of Radcliffe SPC, Ltd. and CAMOFI Master LDC an amount of $2,847,467.21, and on September 22, 2007, the Company will pay Midsummer Investment, Ltd. an amount of $4,875,986.79, each such amount including outstanding principal, a 20% redemption premium and accrued but unpaid interest.
Item 4.01. Changes in Registrant’s Certifying Accountant.
     On August 24, 2007, in connection with the completion of the Arrangement, the Board of Directors of the Company dismissed Eisner LLP and replaced it with Ernst & Young LLP as the Company’s principal accountant and auditor.
     Eisner LLP’s report on the financial statements of the Company for the two fiscal years ended March 31, 2006, and March 31, 2007 did not contain any adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.
     During the Company’s two fiscal years ended March 31, 2006, and March 31, 2007 and through August 24, 2007, there were no disagreements between the Company and Eisner LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Eisner LLP’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
     The Company provided Eisner LLP with a copy of the foregoing disclosures and requested that Eisner LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Eisner LLP agrees with the aforementioned statements. A copy of the letter furnished by Eisner LLP in response to that request is included as Exhibit 16.1 to this Current Report on Form 8-K.
     During the two most recent fiscal years and through August 24, 2007, the Company has not had any disagreement with Ernst & Young LLP regarding any of the matters described in Item 304(a)(2) of Regulation S-K.
     Reference is made to the disclosure set forth in the Registration Statement, in the section entitled “The Auditor Selection Proposal,” pages 140-141, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

16.1	Letter from Eisner LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

180 CONNECT INC.
Dated: September 11, 2007	By:	/s/ Peter Giacalone
Peter Giacalone
Chief Executive Officer